UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2021

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor
 New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Payment of Annual Incentive Bonus Awards for Fiscal Year 2020

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(f) Determination and Payment of Annual Incentive Bonus Awards for Fiscal Year 2020

As described in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2021 (the “Form 10-K”) by Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”), pursuant to the respective employment or services agreement of each of the Company’s executive officers (collectively, the “Executive Agreements”), each such executive officer is entitled to payment of an annual incentive bonus for the fiscal year ended December 31, 2020 (each, a “2020 Annual Bonus,” and collectively, the “2020 Annual Bonuses”). As further described in the Form 10-K, the Compensation Committee uses the following criteria in determining the amount of the 2020 Annual Bonus for which each executive officer is eligible: (a) 75% is based upon the Company’s achievement, during the fiscal year ended December 31, 2020, of certain objective Company performance criteria and targets; and (b) the remaining 25% is based upon the Compensation Committee’s subjective evaluation of the performance of each such executive officer during such time period. As also described in the Form 10-K, in December 2019, each of the Company’s executive officers, other than Christopher J. Vohs (“Mr. Vohs”) and Michael DiFranco (“Mr. DiFranco”), executed a Fourth Side Letter to their Executive Agreement to reflect their prospective election to receive any 2020 Annual Bonus in the form of long-term incentive plan units (“LTIP Units”) of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership”), rather than in cash. (See “Compensation Discussion and Analysis—2020 Compensation Decisions—2020 Annual Cash Bonuses” on page 103 of the Form 10-K).

On March 25, 2021, the Compensation Committee approved payment of 2020 Annual Bonuses, based on the evaluation of the previously-established objective criteria and targets along with the subjective evaluation, to each of the Company’s executive officers in amounts equal to (A) 137.4% of the annual incentive bonus target amount as previously established by the Compensation Committee for each of the following executive officers of the Company: (i) R. Ramin Kamfar (“Mr. Kamfar”), (ii) Ryan S. MacDonald (“Mr. MacDonald”), (iii) Jordan B. Ruddy (“Mr. Ruddy”), and (iv) Mr. DiFranco; (B) 124.9% of the annual incentive bonus target amount as previously established by the Compensation Committee for Mr. Vohs and Michael L. Konig (“Mr. Konig”), through his wholly-owned law firm, Konig & Associates, LLC, a New Jersey limited liability company (“K&A”); and (C) 118.65% of the annual incentive bonus target amount as previously established by the Compensation Committee for James G. Babb, III (“Mr. Babb”). All references to Mr. Konig herein refer to Mr. Konig acting through K&A.

On March 25, 2021 (the “2020 Annual Bonus LTIP Date of Grant”), the Company granted 2020 Annual Bonuses, in each case, as a grant of equity incentive compensation (i) to each of Messrs. Kamfar, Babb, Ruddy and MacDonald under the Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Individuals Plan”), and (ii) to Mr. Konig under the Company’s Fourth Amended and Restated 2014 Equity Incentive Plan for Entities (the “Entities Plan,” and together with the Individuals Plan, the “Plans”), in the form of LTIP Units, rather than in cash, in the following amounts: 48,939 LTIP Units to Mr. Kamfar; 34,339 LTIP Units to Mr. Babb; 36,705 LTIP Units to Mr. Ruddy; 39,763 LTIP Units to Mr. MacDonald; and 33,366 LTIP Units to Mr. Konig. The LTIP Units issued in payment of the 2020 Annual Bonus (i) to Mr. Kamfar will vest and become nonforfeitable on the first anniversary of the 2020 Annual Bonus LTIP Date of Grant, and (ii) to each of Messrs. Babb, Ruddy, MacDonald and Konig were fully-vested and nonforfeitable on the 2020 Annual Bonus LTIP Date of Grant, in each case subject to certain clawback and termination provisions. Such grant to Mr. Kamfar was evidenced by an LTIP Unit Vesting Agreement, and each such grant to each of Messrs. Babb, Ruddy, MacDonald and Konig was evidenced by an LTIP Unit Award Agreement. By mutual agreement of the Company and each of Messrs. Vohs and DiFranco, the 2020 Annual Bonuses payable to each of Messrs. Vohs and DiFranco will be paid on or before April 15, 2021, in each case in cash.

The LTIP Units granted as 2020 Annual Bonuses to each of Messrs. Kamfar, Babb, Ruddy, MacDonald and Konig were issued in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of such securities.  Such LTIP Units may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of our Class A Common Stock on a one-for-one basis. From the date of grant, holders of such LTIP Units will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock.

All other compensation paid or earned by each of the Company’s named executive officers for the fiscal year ended December 31, 2020 was previously reported by the Company in the Summary Compensation Table beginning on page 110 of the Form 10-K. As of the filing of the Form 10-K, the 2020 Annual Bonuses had not been determined, and thus were not included in the Summary Compensation Table. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2020 Annual Bonuses paid to each of our named executive officers and revised total compensation figures for 2020:

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our named executive officers in 2020, 2019, and 2018.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
R. Ramin Kamfar Chairman and CEO	2020	400,000	(5)	549,750	(2)	2,410,455	(6)	—	—	3,360,205
	2019	400,000		500,400	(2)	1,375,592	(7)	—	—	2,275,992
	2018	400,000		385,200		3,685,054	(8)	—	—	4,470,254
Jordan B. Ruddy President and COO	2020	300,000	(5)	412,313	(2)	723,135	(6)	—	—	1,435,448
	2019	300,000		375,300	(2)	502,805	(7)	—	—	1,178,105
	2018	300,000		288,900		1,634,251	(8)	—	—	2,223,151
James G. Babb, III Chief Investment Officer	2020	325,000		385,735	(2)	511,018	(6)	—	—	1,221,753
	2019	325,000		406,575	(2)	502,805	(7)	—	—	1,234,380
	2018	325,000		312,975		1,634,251	(8)	—	—	2,272,226
Ryan S. MacDonald Chief Acquisitions Officer	2020	325,000		446,672	(2)	964,178	(6)	—	—	1,735,850
	2019	300,000		375,300	(2)	502,805	(7)	—	—	1,178,105
	2018	250,000		240,750		1,582,179	(8)	—	—	2,072,929
Christopher J. Vohs Chief Financial Officer & Treasurer	2020	262,500		163,980		160,051	(6)	—	—	586,531
	2019	250,000		156,375		149,422	(7)	—	—	555,797
	2018	250,000		120,375		591,219	(8)	—	—	961,594
Michael L. Konig* Chief Legal Officer & Secretary	2020	300,000		374,813	(2)	723,135	(6)	—	—	1,397,948
	2019	300,000		375,300	(2)	502,805	(7)	—	—	1,178,105
	2018	300,000		288,900		1,634,251	(8)	—	—	2,223,151

*	Pursuant to a Services Agreement with his wholly-owned law firm, K&A.
(1)	Amounts shown for 2019 and 2020 for each of Messrs. Kamfar, Babb, Ruddy, MacDonald and Konig reflect payment of the 2019 Annual Bonuses and the 2020 Annual Bonuses in LTIP Units, rather than in cash, by mutual agreement of each such executive officer and the Company. Amounts shown for 2019 and 2020 for Mr. Vohs reflect payment of the 2019 Annual Bonuses and the 2020 Annual Bonuses in cash.
(2)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the full grant date fair value of LTIP Unit awards issued to the executives in each applicable year. In accordance with SEC disclosure requirements, the amounts for each such year include the full grant date fair value of awards issued under the Incentive Plans. The grant date fair value is computed in accordance with FASB ASC 718, “Compensation-Stock Compensation,” or “ASC 718.”

The actual value of awards with respect to these awards are contingent on continued employment and assumes achievement of target performance under any long term performance awards. The amounts for 2018 and 2019 were previously reported assuming maximum performance and have been restated to reflect target performance.

(3)	2018 amounts include a one-time grant of an Initial Commitment Award to each such executive officer pursuant to their respective Executive Agreements. The Initial Commitment Awards were issued to each such executive officer on January 1, 2018, in a number of LTIP Units with a full grant date fair value equal (in each case) to the following: $2,435,418 for Mr. Kamfar; $1,217,709 for each of Messrs. Ruddy, Babb, MacDonald, and Konig (through K&A); and $487,080 for Mr. Vohs. Each such Initial Commitment Award vested or will vest and become nonforfeitable in five equal annual installments: the first, on December 31, 2018; and thereafter, on October 31, 2019 and each anniversary thereof, through and including October 31, 2022.
(4)	The executive officers did not receive any non-equity incentive plan compensation in 2018, 2019 or 2020.
(5)

On March 31, 2020, the Compensation Committee approved, and each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive, and the Company agreed to pay, (a) 97.0% of the base salary of Mr. Kamfar for the fiscal year ending December 31, 2020, and (b) (i) 66.7% of the base salary of Mr. Ruddy for the first quarter of such fiscal year and (ii) 87.3% of the base salary of Mr. Ruddy for the second, third and fourth quarters of such fiscal year, in Company equity rather than in cash, as more specifically set forth therein. The number of shares of our Class A Common Stock or LTIP Units granted to each of Mr. Kamfar and Mr. Ruddy on the grant dates were determined by dividing the dollar value of each such grant by the volume weighted average closing price of a share of our Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the grant dates.

(6)	Reflects the issuance, on January 1, 2020, of LTIP Units based on a price of $12.05 per LTIP Unit, which was the closing price of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the date of grant.
(7)	Reflects the issuance, on January 1, 2019, of LTIP Units based on a price of $9.02 per LTIP Unit, which was the closing price of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the date of grant.
(8)

Reflects the issuance (a) on January 1, 2018, of LTIP Units based on a price of  $10.11 per LTIP Unit, and (b) on October 4, 2018, of LTIP Units based on a price of  $9.37 per LTIP Unit, which were the respective closing prices of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the applicable date of grant.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Ramin Kamfar, Chief Executive Officer (the “CEO”):

The amount earned in 2020 by Mr. Ramin Kamfar, our Chief Executive Officer (the “CEO”) with respect to the 2020 Annual Bonus granted to him for the 2020 performance period was not calculable as of the date of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) because the final performance data for the 2020 performance period that determines the amount of the 2020 Annual Bonus earned was not available at that time. As permitted by Instruction 6 to Item 402(u) of Regulation S-K, we thus omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Form 10-K, and have included the required CEO pay ratio disclosure in this Current Report on Form 8-K.

For 2020, our last completed fiscal year:

•	the annual total compensation of the employee identified at median of our Company (other than our CEO) was $153,300; and

•	the annual total compensation of the CEO for purposes of determining the CEO pay ratio was $3,360,205.

The annual total compensation is based on compensation earned from January 1, 2020 through December 31, 2020.

Based on this information, for 2020, the ratio of the annual total compensation of Mr. Kamfar, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 21.92 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows: (a) we determined that, as of December 31, 2020, our employee population consisted of approximately 55 individuals, and (b) to identify the “median employee” from our employee population, we collected actual base salary and bonus earned (including, when applicable, any such amounts paid in Company equity), as well as any overtime paid during the period from January 1, 2020 through December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: March 31, 2021	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer